Exhibit 99.1

The Group I Mortgage Loans consist of approximately 5,080 Mortgage Loans, of which approximately 99.68% are secured by first Mortgages and approximately 0.32% are secured by second Mortgages. The Group II Mortgage Loans consist of approximately 1,412 Mortgage Loans, of which approximately 97.79% are secured by first Mortgages and approximately 2.21% are secured by second Mortgages.

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 81.07% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Group I Mortgage Loans”) and approximately 18.93% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group I Mortgage Loans”). Approximately 88.71% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Group II Mortgage Loans”) and approximately 11.29% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group II Mortgage Loans”).

Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that in general the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 93.32% of the Adjustable-Rate Group I Mortgage Loans or three years, in the case of approximately 6.46% of the Adjustable-Rate Group I Mortgage Loans, and that in general the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 93.53% of the Adjustable-Rate Group II Mortgage Loans or three years, in the case of approximately 6.26% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on substantially all of the Adjustable-Rate Mortgage Loans will not increase or decrease by more than a stated percentage 1.000% per annum to 4.000% per annum, (as specified in the related mortgage note) on the first related Adjustment Date (the “Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage 1.000% per annum to 2.000% per annum, (as specified in the related mortgage note) on any Adjustment Date thereafter (the “Subsequent Periodic Rate Cap”). The Adjustable-Rate Group I Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.989% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.009% per annum, and the Adjustable-Rate Group II Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.989% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.014% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

Approximately 12.62% of the Group I Mortgage Loans and approximately 35.65% of the Group II Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) (the “Interest Only Mortgage Loans”) provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 70.04% of the Group I Mortgage Loans and approximately 76.04% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months’ interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See “Certain Legal Aspects of Mortgage Loans–Enforceability of Certain Provisions–Prepayment Penalties” in the prospectus.

With respect to approximately 0.25% of the Mortgage Loans (the “Rate Reduction Mortgage Loans”), if the related borrower makes twenty-four consecutive on-time payments prior to the fourth annual anniversary of the first monthly payment due date and has not had more than one monthly payment that was not an on-time payment, the related Mortgage Rate will be reduced by 1%. An on-time payment is defined as one made before the next scheduled payment is due. Any Mortgage Rate reduction earned will be maintained for the life of the loan.

Group I Mortgage Loans Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date. Approximately 33.19% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.51% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 77.49%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

Substantially all of the Group I Mortgage Loans have a Due Date of the first day of the month (the “Due Date”).

The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 355 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to May 2004 or after June 2005 or will have a remaining term to maturity of less than 117 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is May 2035.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $154,091. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $153,821. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $619,550 or less than approximately $49,099.

The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.850% per annum and not more than 12.880% per annum and the weighted average Mortgage Rate was approximately 7.500% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.950% to 8.000% Minimum Mortgage Rates ranging from 4.375% per annum to 12.600% per annum and Maximum Mortgage Rates ranging from 10.850% per annum to 18.600% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.480% per annum, a weighted average Minimum Mortgage Rate of approximately 7.463% per annum and a weighted average Maximum Mortgage Rate of approximately 13.487% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in May 2020, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is March 2007.

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
49,099-50,000	53	$2,643,685.19	0.34%
50,001-100,000	1,471	110,005,954.52	14.08
100,001-150,000	1,468	183,686,661.92	23.51
150,001-200,000	844	147,163,985.02	18.83
200,001-250,000	532	119,443,771.90	15.29
250,001-300,000	381	104,874,118.71	13.42
300,001-350,000	250	81,083,439.55	10.38
350,001-400,000	48	17,587,661.38	2.25
400,001-450,000	20	8,468,023.19	1.08
450,001-500,000	9	4,261,571.86	0.55
500,001-550,000	2	1,012,000.00	0.13
550,001-600,000	1	559,148.66	0.07
600,001-619,550	1	619,549.01	0.08
Total	5,080	$781,409,570.91	100.00%

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(1)	The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $153,821.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not available	35	$4,388,315.32	0.56%
500-500	15	2,451,082.72	0.31
501-525	474	72,082,179.68	9.22
526-550	519	83,929,605.84	10.74
551-575	594	90,142,107.98	11.54
576-600	814	120,150,587.11	15.38
601-625	852	126,641,374.91	16.21
626-650	750	114,273,155.18	14.62
651-675	446	69,577,421.37	8.90
676-700	299	51,575,515.92	6.60
701-725	152	24,605,010.63	3.15
726-750	83	13,297,178.27	1.70
751-775	28	4,806,185.07	0.62
776-800	17	3,345,790.56	0.43
801-804	2	144,060.35	0.02
Total	5,080	$781,409,570.91	100.00%

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(1)	The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 606.

Credit Grade for the Group I Mortgage Loans

Credit Grade	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
AA+	3,561	$540,751,812.11	69.20%
AA	618	100,092,678.17	12.81
A	368	59,256,221.44	7.58
B	294	43,986,964.76	5.63
C	126	20,695,633.97	2.65
CC	100	15,199,665.88	1.95
NG	13	1,426,594.58	0.18
Total	5,080	$781,409,570.91	100.00%

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120	7	$540,019.79	0.07%
180	90	9,085,416.69	1.16
240	36	3,897,310.93	0.50
360	4,947	767,886,823.50	98.27
Total	5,080	$781,409,570.91	100.00%

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(1)	The weighted average original term to maturity of the Group I Mortgage Loans was approximately 357 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
117-120	7	$540,019.79	0.07%
169-174	3	354,700.13	0.05
175-180	87	8,730,716.56	1.12
235-240	36	3,897,310.93	0.50
343-348	8	1,505,287.17	0.19
349-354	186	30,263,673.50	3.87
355-360	4,753	736,117,862.83	94.20
Total	5,080	$781,409,570.91	100.00%

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(1)	The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	3,896	$577,567,100.36	73.91%
2-4 Family Detached	318	67,371,406.00	8.62
PUD Detached(1)	252	45,862,855.84	5.87
Condo Low-Rise Attached	237	35,323,612.64	4.52
2-4 Family Attached	90	20,190,220.34	2.58
Single Family Attached	116	13,898,381.88	1.78
Manufactured Housing	92	10,055,197.22	1.29
PUD Attached(1)	66	8,976,357.37	1.15
Condo High-Rise Attached	11	1,957,704.92	0.25
Condo Low-Rise Detached	2	206,734.34	0.03
Total	5,080	$781,409,570.91	100.00%

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(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	4,594	$710,863,748.47	90.97%
Non-owner	401	57,173,715.03	7.32
Second Home	85	13,372,107.41	1.71
Total	5,080	$781,409,570.91	100.00%

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(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	3,388	$573,602,545.00	73.41%
Purchase	1,215	130,313,505.60	16.68
Rate/Term Refinance	477	77,493,520.31	9.92
Total	5,080	$781,409,570.91	100.00%

Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)(2)(3)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
12.99-15.00	3	$214,969.25	0.03%
15.01-20.00	7	528,304.87	0.07
20.01-25.00	14	1,324,848.60	0.17
25.01-30.00	18	1,918,831.33	0.25
30.01-35.00	24	2,759,880.35	0.35
35.01-40.00	40	5,177,140.52	0.66
40.01-45.00	50	6,935,085.09	0.89
45.01-50.00	80	12,613,506.94	1.61
50.01-55.00	99	16,048,497.13	2.05
55.01-60.00	161	27,510,757.73	3.52
60.01-65.00	322	56,475,496.74	7.23
65.01-70.00	362	62,593,792.77	8.01
70.01-75.00	433	73,672,189.16	9.43
75.01-80.00	1,843	254,277,916.38	32.54
80.01-85.00	487	79,948,381.95	10.23
85.01-90.00	618	105,869,803.01	13.55
90.01-95.00	476	69,584,491.34	8.90
95.01-100.00	43	3,955,677.75	0.51
Total	5,080	$781,409,570.91	100.00%

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(1)	The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 77.49%.
(2)	For a description of the determination of loan-to-value ratio by the Master Servicer see “Option One Mortgage Corporation—Underwriting Standards” in the prospectus supplement.
(3)	References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	51	$4,856,264.25	0.62%
Arizona	112	16,241,545.62	2.08
Arkansas	20	2,315,112.74	0.30
California	526	114,819,360.70	14.69
Colorado	105	16,142,789.22	2.07
Connecticut	129	20,414,668.49	2.61
Delaware	11	1,391,938.98	0.18
District of Columbia	4	706,172.09	0.09
Florida	450	62,281,665.39	7.97
Georgia	158	19,347,894.99	2.48
Hawaii	22	5,812,736.56	0.74
Idaho	30	3,458,674.23	0.44
Illinois	179	27,045,984.81	3.46
Indiana	56	5,400,979.28	0.69
Iowa	21	1,981,030.34	0.25
Kansas	12	1,143,672.64	0.15
Kentucky	44	4,682,140.39	0.60
Louisiana	37	4,167,351.77	0.53
Maine	43	6,119,612.03	0.78
Maryland	89	15,059,351.11	1.93
Massachusetts	348	75,900,622.62	9.71
Michigan	276	32,518,982.04	4.16
Minnesota	56	9,442,129.79	1.21
Mississippi	9	834,839.95	0.11
Missouri	66	6,908,724.01	0.88
Montana	8	1,139,131.89	0.15
Nebraska	10	970,183.90	0.12
Nevada	81	15,596,235.56	2.00
New Hampshire	58	9,713,574.80	1.24
New Jersey	176	34,245,615.03	4.38
New York	353	75,429,221.00	9.65
North Carolina	131	14,208,904.51	1.82
North Dakota	2	218,723.15	0.03
Ohio	195	21,717,847.14	2.78
Oklahoma	21	1,690,883.00	0.22
Oregon	37	4,936,475.27	0.63
Pennsylvania	170	18,981,503.11	2.43
Rhode Island	92	18,265,654.19	2.34
South Carolina	56	6,389,551.85	0.82
South Dakota	1	236,000.00	0.03
Tennessee	80	7,604,467.16	0.97
Texas	402	42,447,700.15	5.43
Utah	33	4,250,394.30	0.54

Vermont	20	3,121,363.86	0.40
Virginia	155	22,169,061.62	2.84
Washington	88	12,075,587.05	1.55
West Virginia	2	166,779.83	0.02
Wisconsin	34	4,521,554.62	0.58
Wyoming	21	2,318,913.88	0.30
Total	5,080	$781,409,570.91	100.00%

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(1)	The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.27% in the 11412 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	3,423	$483,016,740.21	61.81%
Stated Income Documentation	1,575	286,016,533.08	36.60
No Documentation	62	9,058,451.71	1.16
Lite Documentation	19	3,084,308.72	0.39
Business Bank Statements	1	233,537.19	0.03
Total	5,080	$781,409,570.91	100.00%

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(1)	For a description of each Documentation Level, see “Option One Mortgage Corporation—Underwriting Standards” in the prospectus supplement.

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.850-5.000	10	$2,404,598.91	0.31%
5.001-6.000	327	66,806,560.07	8.55
6.001-7.000	1,301	241,002,278.26	30.84
7.001-8.000	1,608	251,141,215.48	32.14
8.001-9.000	1,106	143,132,893.55	18.32
9.001-10.000	494	54,372,949.29	6.96
10.001-11.000	167	15,991,480.52	2.05
11.001-12.000	60	5,811,664.17	0.74
12.001-12.880	7	745,930.66	0.10
Total	5,080	$781,409,570.91	100.00%

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(1)	The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.500% per annum.

Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.950-3.000	11	$2,199,408.25	0.35%
3.001-4.000	187	35,556,742.03	5.61
4.001-5.000	1,099	190,895,035.33	30.13
5.001-6.000	1,476	226,832,028.07	35.81
6.001-7.000	876	129,605,494.22	20.46
7.001-8.000	366	48,417,031.77	7.64
Total	4,015	$633,505,739.67	100.00%

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(1)	The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.480% per annum.

Next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

Next Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
August 1, 2005	2	$134,233.62	0.02%
September 1, 2005	5	806,715.82	0.13
March 1, 2006	1	249,518.37	0.04
April 1, 2006	4	850,461.90	0.13
May 1, 2006	4	925,053.09	0.15
June 1, 2006	13	1,583,334.75	0.25
July 1, 2006	6	1,064,625.11	0.17
August 1, 2006	16	2,451,389.99	0.39
September 1, 2006	20	3,244,455.06	0.51
October 1, 2006	19	3,382,807.71	0.53
November 1, 2006	63	12,042,169.44	1.90
December 1, 2006	169	28,933,688.99	4.57
December 20, 2006	1	106,881.21	0.02
January 1, 2007	349	57,338,167.25	9.05
January 18, 2007	1	94,889.48	0.01
February 1, 2007	766	127,796,149.23	20.17
February 8, 2007	1	118,641.07	0.02
February 11, 2007	1	198,186.92	0.03
February 24, 2007	1	149,775.36	0.02
March 1, 2007	1,451	221,328,837.55	34.94
March 4, 2007	1	160,463.20	0.03
March 11, 2007	1	100,851.60	0.02
March 15, 2007	1	128,298.84	0.02
April 1, 2007	456	62,186,103.63	9.82
April 8, 2007	1	297,000.00	0.05
April 11, 2007	1	123,250.00	0.02
April 12, 2007	1	59,500.00	0.01
April 13, 2007	1	102,000.00	0.02
April 15, 2007	1	244,300.00	0.04
April 18, 2007	1	181,750.00	0.03
April 25, 2007	1	51,300.00	0.01
May 1, 2007	425	65,671,670.60	10.37
June 1, 2007	4	880,325.62	0.14
August 1, 2007	1	58,744.08	0.01
September 1, 2007	4	870,974.77	0.14
October 1, 2007	1	58,500.00	0.01
November 1, 2007	6	1,301,600.79	0.21
December 1, 2007	21	4,348,909.73	0.69
January 1, 2008	29	4,641,349.04	0.73
February 1, 2008	47	8,300,672.38	1.31
March 1, 2008	86	13,519,000.63	2.13
April 1, 2008	17	3,854,154.64	0.61
May 1, 2008	13	3,068,100.00	0.48

February 1, 2020	1	128,938.20	0.02
May 1, 2020	1	368,000.00	0.06
Total	4,015	$633,505,739.67	100.00%

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(1)	The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 22 months.

Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.850-11.000	10	$2,404,598.91	0.38%
11.001-12.000	265	54,137,706.55	8.55
12.001-13.000	1,034	191,347,167.57	30.20
13.001-14.000	1,313	206,532,269.46	32.60
14.001-15.000	889	120,937,709.15	19.09
15.001-16.000	362	42,820,973.69	6.76
16.001-17.000	100	10,608,695.18	1.67
17.001-18.000	38	4,207,253.92	0.66
18.001-18.600	4	509,365.24	0.08
Total	4,015	$633,505,739.67	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.487% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.375-5.000	11	$2,463,098.91	0.39%
5.001-6.000	276	56,000,703.07	8.84
6.001-7.000	1,051	195,442,939.27	30.85
7.001-8.000	1,313	206,675,693.75	32.62
8.001-9.000	864	115,320,485.84	18.20
9.001-10.000	361	42,703,054.67	6.74
10.001-11.000	98	10,361,693.07	1.64
11.001-12.000	37	4,028,705.85	0.64
12.001-12.600	4	509,365.24	0.08
Total	4,015	$633,505,739.67	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.463% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	17	$3,015,323.82	0.48%
2.000	3	808,270.88	0.13
3.000	3,995	629,682,144.97	99.40
Total	4,015	$633,505,739.67	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	3,968	$623,165,782.10	98.37%
1.500	45	9,713,795.13	1.53
2.000	2	626,162.44	0.10
Total	4,015	$633,505,739.67	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to rate adjustments.

Group II Mortgage Loans Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date. Approximately 35.46% of the Group II mortgage loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 1.50% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 80.24%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

Substantially all of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month (the “Due Date”).

The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 357 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to July 2003 or after June 2005 or will have a remaining term to maturity of less than 175 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is May 2035.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $296,856. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $296,442. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $1,349,224 or less than approximately $49,887.

The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.300% per annum and not more than 13.340% per annum and the weighted average Mortgage Rate was approximately 7.119% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.550% to 10.500%, Minimum Mortgage Rates ranging from 4.300% per annum to 12.050% per annum and Maximum Mortgage Rates ranging from 10.300% per annum to 18.250% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.140% per annum, a weighted average Minimum Mortgage Rate of approximately 7.025% per annum and a weighted average Maximum Mortgage Rate of approximately 13.054% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in May 2008, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is March 2007.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
49,887-50,000	15	$749,440.99	0.18%
50,001-100,000	180	13,296,439.60	3.18
100,001-150,000	85	10,366,258.96	2.48
150,001-200,000	275	48,062,864.79	11.48
200,001-250,000	183	40,809,731.76	9.75
250,001-300,000	92	25,174,116.73	6.01
300,001-350,000	71	23,128,158.68	5.53
350,001-400,000	142	53,789,651.04	12.85
400,001-450,000	112	47,703,952.31	11.40
450,001-500,000	72	34,211,565.21	8.17
500,001-550,000	52	27,296,496.08	6.52
550,001-600,000	44	25,562,187.84	6.11
600,001-650,000	22	13,774,313.80	3.29
650,001-700,000	18	12,036,265.60	2.88
700,001-750,000	18	13,178,322.35	3.15
750,001-800,000	9	7,037,400.92	1.68
800,001-850,000	2	1,668,000.00	0.40
850,001-900,000	3	2,686,723.44	0.64
900,001-950,000	4	3,684,563.31	0.88
950,001-1,000,000	3	2,969,156.45	0.71
1,000,001-1,050,000	3	3,092,364.70	0.74
1,050,001-1,100,000	2	2,111,209.03	0.50
1,100,001-1,150,000	1	1,120,000.00	0.27
1,150,001-1,200,000	1	1,200,000.00	0.29
1,200,001-1,250,000	1	1,237,500.00	0.30
1,250,001-1,300,000	1	1,280,000.00	0.31
1,300,001-1,349,224	1	1,349,223.86	0.32
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $296,442.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not available	7	$1,579,185.34	0.38%
500-500	4	772,143.23	0.18
501-525	102	23,062,189.97	5.51
526-550	102	25,967,694.23	6.20
551-575	121	35,243,652.96	8.42
576-600	197	55,276,359.98	13.21
601-625	222	63,739,271.62	15.23
626-650	211	69,977,925.68	16.72
651-675	167	53,047,200.10	12.67
676-700	134	43,555,368.62	10.41
701-725	72	23,606,359.98	5.64
726-750	35	10,239,385.03	2.45
751-775	33	10,995,599.75	2.63
776-800	5	1,513,570.96	0.36
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 627.

Credit Grade for the Group II Mortgage Loans

Credit Grade	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
AA+	1,064	$322,062,162.10	76.94%
AA	153	48,751,247.83	11.65
B	65	16,514,800.49	3.95
A	55	15,827,573.24	3.78
C	37	7,895,023.15	1.89
CC	32	6,031,476.42	1.44
NG	6	1,493,624.22	0.36
Total	1,412	$418,575,907.45	100.00%

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180	7	$1,735,051.89	0.41%
240	9	670,208.77	0.16
360	1,396	416,170,646.79	99.43
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
175-180	7	$1,735,051.89	0.41%
229-234	1	51,529.16	0.01
235-240	8	618,679.61	0.15
337-342	2	154,341.91	0.04
343-348	2	715,694.76	0.17
349-354	78	19,879,563.73	4.75
355-360	1,314	395,421,046.39	94.47
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 357 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	1,026	$301,632,124.50	72.06%
PUD Detached(1)	145	47,744,751.99	11.41
2-4 Family Detached	80	25,332,082.59	6.05
Condo Low-Rise Attached	72	18,640,223.13	4.45
Single Family Attached	35	9,316,841.28	2.23
2-4 Family Attached	21	7,839,851.19	1.87
PUD Attached(1)	15	3,515,218.55	0.84
Condo High-Rise Attached	7	2,673,679.16	0.64
Manufactured Housing	10	1,650,964.34	0.39
Condo Low-Rise Detached	1	230,170.72	0.05
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	1,338	$395,847,098.39	94.57%
Non-owner	59	14,788,957.01	3.53
Second Home	15	7,939,852.05	1.90
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	592	$207,193,691.69	49.50%
Purchase	746	187,788,245.48	44.86
Rate/Term Refinance	74	23,593,970.28	5.64
Total	1,412	$418,575,907.45	100.00%

Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)(3)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
18.39-20.00	1	$56,957.83	0.01%
25.01-30.00	1	480,000.00	0.11
30.01-35.00	1	420,000.00	0.10
35.01-40.00	5	1,142,790.68	0.27
40.01-45.00	3	957,670.42	0.23
45.01-50.00	6	818,339.54	0.20
50.01-55.00	10	4,331,740.03	1.03
55.01-60.00	23	7,819,243.79	1.87
60.01-65.00	58	19,116,251.88	4.57
65.01-70.00	74	28,686,538.32	6.85
70.01-75.00	117	39,748,173.31	9.50
75.01-80.00	619	166,566,388.30	39.79
80.01-85.00	130	41,544,555.60	9.93
85.01-90.00	189	64,332,333.67	15.37
90.01-95.00	129	36,273,607.74	8.67
95.01-100.00	46	6,281,316.34	1.50
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 80.24%.
(2)	For a description of the determination of loan-to-value ratio by the Master Servicer see “Option One Mortgage Corporation—Underwriting Standards” in the Prospectus Supplement.
(3)	References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	4	$603,914.98	0.14%
Arizona	23	6,202,773.44	1.48
Arkansas	3	717,875.79	0.17
California	379	144,049,589.37	34.41
Colorado	39	8,148,491.36	1.95
Connecticut	27	8,490,623.67	2.03
Delaware	3	702,512.12	0.17
Florida	106	23,417,554.03	5.59
Georgia	28	5,725,765.29	1.37
Hawaii	14	7,352,526.67	1.76
Idaho	2	589,514.24	0.14
Illinois	24	5,410,402.10	1.29
Indiana	9	1,214,382.48	0.29
Iowa	1	177,315.14	0.04
Kansas	1	181,470.53	0.04
Kentucky	10	1,596,086.46	0.38
Louisiana	6	949,396.28	0.23
Maine	14	2,521,557.60	0.60
Maryland	30	8,730,117.54	2.09
Massachusetts	96	31,548,204.09	7.54
Michigan	17	3,576,710.21	0.85
Minnesota	16	4,054,853.96	0.97
Mississippi	3	719,022.25	0.17
Missouri	5	1,013,650.72	0.24
Montana	2	257,081.85	0.06
Nevada	27	7,955,088.56	1.90
New Hampshire	12	2,859,614.99	0.68
New Jersey	60	18,337,351.94	4.38
New York	154	53,455,978.28	12.77
North Carolina	20	3,836,783.42	0.92
Ohio	27	4,363,757.55	1.04
Oklahoma	4	396,872.18	0.09
Oregon	14	3,400,790.83	0.81
Pennsylvania	27	6,428,249.47	1.54
Rhode Island	13	3,177,670.34	0.76
South Carolina	6	1,151,470.99	0.28
Tennessee	11	1,932,982.56	0.46
Texas	77	17,856,237.04	4.27
Utah	8	1,566,066.74	0.37
Vermont	2	262,162.35	0.06
Virginia	59	17,087,615.90	4.08
Washington	15	3,871,121.29	0.92
Wisconsin	11	1,852,930.18	0.44

Wyoming	3	831,770.67	0.20
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.55% in the 94112 Zip Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Stated Income Documentation	614	$204,980,703.88	48.97%
Full Documentation	764	202,663,376.78	48.42
Lite Documentation	14	5,515,266.59	1.32
No Documentation	20	5,416,560.20	1.29
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	For a description of each Documentation Level, see “Option One Mortgage Corporation—Underwriting Standards” in the Prospectus Supplement.

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loan	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.300-5.000	13	$4,887,958.83	1.17%
5.001-6.000	197	74,604,677.17	17.82
6.001-7.000	471	158,359,923.07	37.83
7.001-8.000	331	109,346,499.73	26.12
8.001-9.000	163	41,133,031.02	9.83
9.001-10.000	92	15,727,683.85	3.76
10.001-11.000	87	9,395,604.09	2.24
11.001-12.000	54	4,849,120.25	1.16
12.001-13.000	3	210,911.21	0.05
13.001-13.340	1	60,498.23	0.01
Total	1,412	$418,575,907.45	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.119% per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.550-3.000	4	$2,327,466.85	0.63%
3.001-4.000	132	47,626,724.37	12.83
4.001-5.000	441	150,131,000.05	40.43
5.001-6.000	308	102,455,282.25	27.59
6.001-7.000	147	44,855,136.81	12.08
7.001-8.000	39	11,210,915.61	3.02
8.001-9.000	75	10,199,255.12	2.75
9.001-10.000	17	2,275,583.44	0.61
10.001-10.500	2	219,999.05	0.06
Total	1,165	$371,301,363.55	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.140% per annum.

Next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans(1)

Next Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
June 1, 2005	1	$96,667.05	0.03%
July 1, 2005	2	691,926.91	0.19
October 1, 2005	1	78,261.89	0.02
November 1, 2005	1	57,674.86	0.02
March 1, 2006	1	263,249.98	0.07
May 1, 2006	1	394,961.29	0.11
June 1, 2006	2	659,454.75	0.18
July 1, 2006	2	388,467.55	0.10
August 1, 2006	7	2,443,809.58	0.66
September 1, 2006	6	1,749,857.77	0.47
October 1, 2006	5	1,371,137.46	0.37
November 1, 2006	30	9,292,325.00	2.50
December 1, 2006	35	12,808,113.01	3.45
January 1, 2007	94	31,890,768.03	8.59
February 1, 2007	231	75,097,554.18	20.23
February 28, 2007	1	593,078.63	0.16
March 1, 2007	417	131,011,104.15	35.28
March 4, 2007	1	649,406.65	0.17
April 1, 2007	175	52,036,610.81	14.01
April 5, 2007	1	84,500.00	0.02
May 1, 2007	85	26,392,753.20	7.11
September 1, 2007	1	313,670.83	0.08
October 1, 2007	1	115,545.43	0.03
November 1, 2007	1	490,663.74	0.13
December 1, 2007	2	1,022,129.96	0.28
January 1, 2008	6	2,323,528.52	0.63
February 1, 2008	15	4,315,743.84	1.16
March 1, 2008	22	8,174,555.01	2.20
April 1, 2008	12	3,803,506.47	1.02
May 1, 2008	6	2,690,337.00	0.72
Total	1,165	$371,301,363.55	100.00%

___________________

(1)	The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 22 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.300-11.000	12	$4,339,958.85	1.17%
11.001-12.000	174	66,923,988.86	18.02
12.001-13.000	429	143,835,709.61	38.74
13.001-14.000	296	98,700,395.99	26.58
14.001-15.000	129	36,464,834.19	9.82
15.001-16.000	60	12,585,351.09	3.39
16.001-17.000	40	5,699,993.34	1.54
17.001-18.000	23	2,543,449.38	0.69
18.001-18.250	2	207,682.24	0.06
Total	1,165	$371,301,363.55	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.054% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.300-5.000	14	$5,247,914.83	1.41%
5.001-6.000	180	68,938,079.49	18.57
6.001-7.000	427	143,537,280.30	38.66
7.001-8.000	297	98,474,559.82	26.52
8.001-9.000	127	34,954,868.16	9.41
9.001-10.000	59	12,241,591.54	3.30
10.001-11.000	40	5,685,845.42	1.53
11.001-12.000	20	2,125,278.58	0.57
12.001-12.050	1	95,945.41	0.03
Total	1,165	$371,301,363.55	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.025% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	6	$2,119,620.02	0.57%
3.000	1,158	368,957,743.53	99.37
4.000	1	224,000.00	0.06
Total	1,165	$371,301,363.55	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	1,132	$360,983,693.65	97.22%
1.500	31	9,950,186.76	2.68
2.000	2	367,483.14	0.10
Total	1,165	$371,301,363.55	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.